YOU ON DEMAND HOLDINGS, INC.

AMENDMENT NO. 1 TO
CONVERTIBLE PROMISSORY NOTE

This AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTE (the “Amendment”), effective as of May 12, 2016 (the “Effective Date”), is by and among YOU On Demand Holdings, Inc., a Nevada corporation (the “Company”) and Beijing Sun Seven Stars Culture Development Limited, a P.R.C. company (“Purchaser”):

WHEREAS, the Company and Purchaser are parties to that certain Convertible Promissory Note of the Company, dated as of December 21, 2015, in principal amount of Seventeen Million Seven Hundred Seventeen Thousand Eight Hundred Forty-six & 60/100 Dollars ($17,717,846.60) (the “Note”); and

WHEREAS, the Company and Purchaser desire to amend the Note as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Effective as of the Effective Date, Section 1.1 of the Note shall be deleted in its entirety and, in lieu thereof, the following new Section 1.1 is inserted:

“Maturity Date. The Principal and any other amounts payable to Purchaser hereunder, shall be due and payable to Purchaser on July 31, 2016 (the “Maturity Date”).”

2.	Except as expressly amended by this Amendment, the terms and conditions of the Note are hereby confirmed and shall remain in full force and effect without impairment or modification.

3.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

4.

This Amendment may be executed electronically via email or facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

YOU ON DEMAND HOLDINGS, INC.

By: /s/ Mingcheng Tao
Name: Mingcheng Tao
Title: Chief Executive Officer

BEIJING SUN SEVEN STARS CULTURE
DEVELOPMENT LIMITED:

By: /s/ Bruno Wu
Name: Bruno Wu
Title: Chairman & CEO

[Signature Page – Amendment No. 1 to Convertible Promissory Note]